                                   EXHIBIT B

               TRANSACTIONS IN THE STOCK BY THE REPORTING PERSONS
               --------------------------------------------------
                            DURING THE LAST 60 DAYS
                            -----------------------

Settlement             For the                    Price per
----------             -------                    ---------
  Date        By      Account of      Quantity      Share     Type of Trade  Broker
  ----        --      ----------      --------      -----     -------------  ------
=======================================================================================
  03/14/97   Partners      BVF           30,000    $11.0000   Purchase        VECT
------------------------------------------------------------------------------------
  03/14/97   Partners      BVF, Ltd.      5,000    $11.0000   Purchase        VECT
------------------------------------------------------------------------------------
  03/14/97   Partners      ILL10          5,000    $11.0000   Purchase        VECT
------------------------------------------------------------------------------------
  04/02/97   Partners      BVF           20,000    $ 9.8750   Purchase        VECT
------------------------------------------------------------------------------------
  04/02/97   Partners      BVF, Ltd.     20,000    $ 9.8750   Purchase        VECT
------------------------------------------------------------------------------------
  04/02/97   Partners      ILL10          5,000    $ 9.8750   Purchase        VECT
------------------------------------------------------------------------------------
  04/03/97   Partners      BVF           10,000    $ 9.6250   Purchase        VECT
------------------------------------------------------------------------------------
  04/03/97   Partners      BVF, Ltd.     10,000    $ 9.6250   Purchase        VECT
------------------------------------------------------------------------------------
  04/07/97   Partners      BVF            5,000    $ 9.6250   Purchase        VECT
------------------------------------------------------------------------------------
  04/07/97   Partners      BVF, Ltd.      5,000    $ 9.6250   Purchase        VECT
------------------------------------------------------------------------------------
  04/10/97   Partners      BVF           32,000    $ 9.6930   Purchase        VECT
------------------------------------------------------------------------------------
  04/10/97   Partners      BVF, Ltd.     18,000    $ 9.6930   Purchase        VECT
------------------------------------------------------------------------------------
  04/10/97   Partners      ILL10          5,000    $ 9.6930   Purchase        VECT
------------------------------------------------------------------------------------
  04/23/97   Partners      BVF           80,000    $ 9.1250   Purchase        VECT
------------------------------------------------------------------------------------
  04/23/97   Partners      BVF, Ltd.     40,000    $ 9.1250   Purchase        VECT
------------------------------------------------------------------------------------
  04/23/97   Partners      ILL10         10,000    $ 9.1250   Purchase        VECT
------------------------------------------------------------------------------------
  04/24/97   Partners      BVF           42,000    $ 9.1250   Purchase        PWJC
------------------------------------------------------------------------------------
  04/24/97   Partners      BVF, Ltd.     33,000    $ 9.1250   Purchase        PWJC
------------------------------------------------------------------------------------
  04/24/97   Partners      ILL10         10,000    $ 9.1250   Purchase        PWJC
------------------------------------------------------------------------------------
  04/24/97   Partners      PAL           20,000    $ 9.1250   Purchase        PWJC
------------------------------------------------------------------------------------
  04/24/97   Partners      ZPG           15,000    $ 9.1250   Purchase        PWJC
------------------------------------------------------------------------------------
  04/25/97   Partners      BVF           62,000    $ 8.8750   Purchase        VECT
------------------------------------------------------------------------------------
  04/25/97   Partners      BVF, Ltd.     15,000    $ 8.8750   Purchase        VECT
------------------------------------------------------------------------------------
  04/25/97   Partners      ILL10          5,000    $ 8.8750   Purchase        VECT
------------------------------------------------------------------------------------
  04/25/97   Partners      PAL            5,000    $ 8.8750   Purchase        VECT
------------------------------------------------------------------------------------
  04/25/97   Partners      ZPG            6,000    $ 8.8750   Purchase        VECT
------------------------------------------------------------------------------------
  05/02/97   Partners      BVF            5,000    $ 9.2500   Purchase        VECT
------------------------------------------------------------------------------------
  05/02/97   Partners      BVF, Ltd.     10,000    $ 9.2500   Purchase        VECT
------------------------------------------------------------------------------------
  05/02/97   Partners      ILL10          5,000    $ 9.2500   Purchase        VECT
------------------------------------------------------------------------------------


Settlement             For the                    Price per
----------             -------                    ---------
  Date        By      Account of      Quantity      Share     Type of Trade  Broker
  ----        --      ----------      --------      -----     -------------  ------
=======================================================================================
  05/02/97   Partners      PAL            3,000    $ 9.2500   Purchase        VECT
------------------------------------------------------------------------------------
  05/02/97   Partners      ZPG            2,000    $ 9.2500   Purchase        VECT
------------------------------------------------------------------------------------

PWJC         =             Paine Webber
VECT         =             Vector Securities